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                                                              EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-4 of our report dated September 30, 1999 relating to the financial statements of Quote.com, Inc., which appears in such Registration Statement. We also consent to the reference to us under the headings "Experts" and in such Registration Statement.

                                        /s/ PricewaterhouseCoopers LLP
                                        ----------------------------------
                                        PricewaterhouseCoopers LLP

San Jose, California
November 1, 1999